EXHIBIT 23.1

                                     ARTHUR
                                    ANDERSEN


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report dated January 30, 1997, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-14821.

/s/ ARTHUR ANDERSEN LLP
-----------------------
ARTHUR ANDERSEN LLP

Miami, Florida,
  March 28, 1997.